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Investor Presentation
February 15, 2012

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Imperial
Gunite
Brillion
Accuride
Fuel Tank Straps
Fuel Tank Assemblies
Windshield
Frames
Hood
Tops and
Skins
Battery/Tool Boxes
Grill
Assemblies
Bumpers
Fuel Tank Ends
Crown
Assemblies
Sunvisors
Engine
Castings
Steel and Aluminum
Wheels
Chassis &
Suspension
Brackets
Fenders
Brake Drums, Disc Wheel
Hubs, Spoke Wheels, Rotors
Exhaust Stacks
& Assemblies
Steel wheels
#1
Aluminum wheels
#2
Brake drums
Disc wheel hubs
#2
Metal bumpers #2
Note: Market defined as North American commercial truck market.
(1) Bostrom & Fabco
Company Products & Key Brands
Accuride Business Units
Leading Brands
% 2011
Revenues
through Q3
42%
26%
13%
15%
Divested
Units
4%
(1)
Top Ten NA
Casting Operation

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End Markets & Customers
YTD Q3 2011 Revenue by End Market
YTD Q3 2011 Revenue by Customer
Heavy-Duty Truck (Class 8)
Heavy Conventional
Transit Bus
Tandem-Axle Van
Medium-Duty Truck (Class 5-7)
Stake
Walk-In Van
School Bus
Flat Bed
Tanker
Light Truck (Class 3-4)
Pick-Up
Trailer
Note: Includes revenue from divested business units.

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2011 - A Year of Transformation
➢ Upgraded, Co-located & Focused Senior Leadership Team
 • New President & CEO
 • 70% of Senior Leadership team replaced or reassigned
 • Revised compensation plan for 2012 - ROA and FCF
➢ Revised Strategic Plan Developed & Implementation Initiated:
 • New Vision, Mission, Values
 • “Fix & Grow” Strategy Developed
 • International Expansion delayed 12-18 months
➢ “Core” vs. “Non-Core” Focus Established:
 • Fix & Grow: Accuride Wheels, Gunite
 • Divested: Bostrom Seating, Fabco
 • TBD: Imperial, Brillion Iron Works
➢ Commitment to Restore Operating Excellence & Technological Leadership:
 • Rebuilt “Core” skills & team: MFG, Product Engineering, Quality, Supply Chain
 • Two-year CAPEX plan (2011-12) to update manufacturing capability & expand/rationalize capacity:
 • $55M investment in Accuride Wheels business
 • $55M investment in Gunite Wheel-end business
 • Three-year Product Portfolio plans developed to ensure industry benchmark technology
➢ Re-established Commercial Discipline:
 • Gunite price increases in both OEM and Aftermarket Segments
 • Brillion Iron Works price increases
 • Successfully pursuing anti-dumping campaign for Steel Wheels

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Strategic Objectives
➢ #1-2 globally in wheel-end systems
➢ ROIC > 20% through a cycle
➢ >80% of revenue from CORE products
➢ Balanced geographical revenues:
 • 40% North America
 • 30% Asia
 • 20% Europe
 • 10% South America
➢ >95% retention of personnel
➢ Maximize ACW share price
Share
Price
Grow Globally
Create a Competitive
Cost Structure &
LEAN Operating Culture
Divest Non-Core Assets
Fix Core Business & Operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
Accuride Vision: Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry
Our Focus

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2012 - A Year of Execution
➢ Complete the operational turn-around of our “Core” assets:
 • Complete Aluminum wheel capacity expansion
 • Complete rationalization study for Steel Wheel Capacity (4Q)
 • Upgrade capability and consolidate Gunite manufacturing footprint:
 • Quality, Delivery, Daily production stability (1Q)
 • Install & launch 2.1M/year drum machining capacity (2Q/3Q)
 • Install new & transfer existing capacity while selectively outsourcing hub machining (4Q)
 • Repair & Selectively upgrade foundry and facility at Rockford (2012-13)
 • Complete consolidation of Imperial assets (1Q)
 • Implement common LEAN Manufacturing systems (2012-13)
➢ Fully understand and revamp our supply chain (>55% of COGS):
 • Scheduling systems integrated & coordinated
 • Consolidate MRO buy for key commodities (tools, MRO, chemicals)
 • Aggressively manage raw material pricing with both suppliers and customers
➢ Focused sales initiatives:
 • Re-negotiate & extend LTAs with the “Big 4” Truck OEMs
 • Dedicate & focus resources on specific fleets, trailer OEMs and key AM customers
 • Use open capacity & “total wheel-end” product portfolio for “value selling”
 • Fill-up open capacity at Imperial and Brillion
➢ Continue to explore opportunistic strategic opportunities

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Aluminum Capacity Expansion
➢ Market penetration of aluminum
 wheels continues to grow
➢ Phase 1 complete:
 • Mega-line at 1,000/day
 • Mexico at 300+/day
 • Acquisition & integration of Forgitron
➢ Phase 2 underway:
 • $20M CAPEX
 • Double capacity in MX and SC
➢ Key customers targeted:
 • Truck OEMs: Volvo, Daimler, Paccar
 • Trailer OEMs

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Footprint Aligned w/ Customers
Kenworth
Peterbilt
Kenworth
Peterbilt
Navistar
Navistar
Mack
Daimler
Daimler
Kenworth
 Please note that the circles
 encompass 200, 400, and 600
 miles from each Wheels facility.
Navistar
Accuride

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Gunite Operational Turn-Around
Note: Representative customer quality data
DEC
10,417

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Gunite Financial Turn-Around
➢ Pricing Activity with customers (1Q)
 • AM (Drums +3%, Spoke Wheels +30%, Other)
 • OEM (8-18%)
➢ Increased hub pricing from Brillion (1Q)
➢ Eliminate CS2 (1Q) and CS1 (2Q) Inspection
➢ Improved daily production
➢ New Drum (3Q) & Hub (4Q) Machining:
 • Scrap:   4.0% to 2.2%
 • Tooling:   2.5% to 2.0%
 • Labor/OT: 13.5% to 10.0%
 • Freight:   3.5% to 3.0%
➢ Volume & Mix: TBD

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Sales & Marketing Initiatives
 • Numerous meetings with OEMs
 • Completed branding survey
➢ Revised Organization:
 • Reduction in headcount/operating
 expense (>$1.25M)
 • Aggressive management of AR
 • Order & Inventory management
Note: Market share based on company estimates

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Sales & Marketing Initiatives
Note: Market share based on company estimates
Aftermarket (Cast) Drum Share
Trailer OEM (Cast) Drum Share
Truck OEM (Cast) Drum Share

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Supply Chain Initiatives
➢ Key recent staff additions:
 • MRO Buyer
 • Metals Buyer
➢ Outside advisor engaged to help us fully understand “current”
 situation and identify opportunities by 1Q12
➢ Concerted efforts to fix scheduling and inventory management
➢ Minimize steel economic headwind 1H12

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Industry Forecasts
296,493
173,493
271,000
167,900
251,000
248,350

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Initiatives to Improve Liquidity
➢ Aggressive Working Capital Management:
 • Scheduling systems & inventory management
 • AR collection (<5% past due >90 days)
 • AP terms extension
➢ ABL expansion 1Q12 ✓
➢ Potential divestiture of non-core asset in 1H12
➢ Improved operating performance:
 • Gunite (pricing, daily operations, eliminate CS1 & CS2 inspection)
 • Imperial (capacity consolidation, SGA & premium reduction)
 • Brillion (pricing, daily operations, capacity utilization)
➢ Execution of key CAPEX projects:
 • Core business (<3 year payback at >15% IRR)
 • Non-core business (<1 year payback only)

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• “Fix & Grow” Strategy developed & being executed
• Experienced leadership team on-board & performing
• Resources focused on key priorities
• All major initiatives on-schedule and on-budget
• Market trends favorable heading into 2012
• Some headwind on steel pricing in 1H12
• Adequate liquidity and initiatives to improve it
• Strategic opportunities exist to “Fix & Grow” the company
• We are executing our plan!
Summary

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